UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 22, 2011

Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30700	84-1524410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Ventura Boulevard

Studio City, California 91604

(Address of principal executive offices)

(818) 755-2400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Crown Media Holdings, Inc. (the “Company”) was held on June 22, 2011, at which the following matters were submitted to our stockholders:

Proposal 1: Election of 14 members to the Company’s board of directors.

All nominees were elected as directors by the following votes:

	Common Stock			Series A Preferred
Nominees	Votes For	Votes Withheld	Broker Non-votes	Votes For	Votes Withheld	Broker Non-votes
William J. Abbott	337,304,973	5,924,262	0	185,000	0	0
Dwight Arn	337,286,267	5,942,968	0	185,000	0	0
Robert C. Bloss	336,725,224	6,504,011	0	185,000	0	0
William Cella	338,768,353	4,460,882	0	185,000	0	0
Glenn Curtis	338,767,901	4,461,334	0	185,000	0	0
Steve Doyal	337,285,815	5,943,420	0	185,000	0	0
Brian E. Gardner	336,724,712	6,504,523	0	185,000	0	0
Herbert Granath	338,766,084	4,463,151	0	185,000	0	0
Donald J. Hall, Jr.	337,284,880	5,944,355	0	185,000	0	0
Irvine O. Hockaday, Jr.	337,264,915	5,964,320	0	185,000	0	0
A. Drue Jennings	338,745,545	4,483,690	0	185,000	0	0
Brad Moore	338,766,322	4,462,913	0	185,000	0	0
Peter A. Lund	337,286,017	5,943,218	0	185,000	0	0
Deanne Stedem	336,733,805	6,495,430	0	185,000	0	0

Proposal 2: Approval of Chief Executive Officer’s and other Executive Officers’ performance-based compensation.

The Chief Executive Officer’s and other Executive Officers’ performance-based compensation was approved by the following votes:

Class of Stock	Votes For	Votes Against	Broker Non- votes	Votes Abstain
Common	340,963,942	2,260,831	0	4,462
Series A Preferred	185,000	0	0	0

Proposal 3: Advisory vote regarding the compensation of our Named Executive Officers.

The advisory vote regarding the compensation for our Named Executive Officers was approved by the following votes:

Class of Stock	Votes For	Votes Against	Broker Non- votes	Votes Abstain
Common	342,342,626	248,656	0	637,953
Series A Preferred	185,000	0	0	0

Proposal 4: Advisory vote on the frequency of future stockholder advisory votes on the compensation of our Named Executive Officers.

The stockholders elected to advise the Company to seek an advisory vote every three years by the following votes:

Class of Stock	One Year	Two Years	Three Years	Votes Abstain
Common	7,363,681	20,438	335,161,663	683,453
Series A Preferred	0	0	185,000	0

Based on these results, the Company’s board of directors determined to hold the non-binding advisory vote on the compensation of the Company’s Named Executive Officers every three years until the next stockholder vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.

Date:	June 24, 2011	By:	/s/ Charles L. Stanford
Charles L. Stanford Executive Vice President and General Counsel